UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pier 1 Place
Fort Worth, Texas 76102
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (817) 252-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported in Item 5.07 below, at the 2015 annual meeting of shareholders (the “Annual Meeting”) of Pier 1 Imports, Inc. (the “Company”) held on June 25, 2015, the Company’s shareholders approved the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (the “2015 Plan”), which was previously approved by the Company’s Board of Directors on April 2, 2015, subject to shareholder approval.  The 2015 Plan is intended to replace the Pier 1 Imports, Inc. 2006 Stock Incentive Plan (the “2006 Plan”).  Upon shareholder approval, the 2015 Plan became effective as of June 25, 2015 and no new awards will be made under the 2006 Plan.  The terms of the 2015 Plan provide for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock unit awards, performance awards, phantom stock awards, stock appreciation rights and director deferred stock units.  The Company’s employees and non-employee directors are eligible to participate in the 2015 Plan.

The aggregate number of shares of common stock that may be issued under the 2015 Plan will not exceed 2,500,000 shares plus the number of shares of common stock which remain available for grant under the 2006 Plan as of June 25, 2015, which amount is 2,507,407 shares, increased by the number of shares subject to outstanding awards under the 2006 Plan as of June 25, 2015, which amount is 3,009,974 shares, that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent that they are exercised for or settled in vested and non-forfeitable shares of common stock or that are withheld for payment of applicable employment taxes and/or withholding obligations of an award), subject to adjustment in the event of stock splits and certain other corporate events. The aggregate maximum number of shares of common stock that may be issued under the 2015 Plan through incentive stock options will not exceed 2,500,000 shares. The maximum number of shares of common stock that may be subject to awards denominated in shares of common stock granted to any one individual during any calendar year may not exceed 750,000 shares and the maximum amount of compensation that may be paid under all performance awards denominated in cash (including the fair market value of any shares paid in satisfaction of such performance awards) granted to any one individual during any calendar year may not exceed $4,000,000.

A summary of the 2015 Plan is included in Proposal No. 2 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 14, 2015.  The foregoing description of the 2015 Plan is not complete and is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 25, 2015, the Company held its Annual Meeting. The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the results of the voting at the meeting:

Proposal 1. To elect as directors the nine nominees named in the proxy statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

In order to be elected, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A “majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and broker non-votes are not considered as votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Claire H. Babrowski	70,166,278.3589	5,415,982.2453	232,596.7505	7,853,992.0000
Cheryl A. Bachelder	73,702,266.1788	1,877,809.9790	234,781.1969	7,853,992.0000
Hamish A. Dodds	75,276,192.2316	304,315.7278	234,349.3953	7,853,992.0000
Brendan L. Hoffman	75,157,630.9428	425,102.2860	232,124.1259	7,853,992.0000
Terry E. London	73,569,213.2995	2,012,736.3047	232,907.7505	7,853,992.0000
Cynthia P. McCague	73,321,377.7928	2,258,102.1666	235,377.3953	7,853,992.0000
Michael A. Peel	73,331,389.0263	2,251,592.2024	231,876.1260	7,853,992.0000
Ann M. Sardini	75,297,204.1696	283,418.6128	234,234.5723	7,853,992.0000
Alexander W. Smith	75,320,866.4368	271,548.6486	222,442.2693	7,853,992.0000

Proposal 2. To approve the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Pier 1 Imports, Inc. 2015 Stock Incentive Plan.  Abstentions are counted as represented and entitled to vote on the proposal and will have the effect of a vote “against” the proposal.  Broker non-votes are not considered entitled to vote on the proposal and are not counted in determining the number of shares necessary for approval of the proposal.

For	Against	Abstain	Broker Non-Votes
71,667,962.0251	3,909,905.8675	236,989.4621	7,853,992.0000

Proposal 3. To adopt a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the proxy statement under the caption “Executive Compensation”.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the resolution is required to approve the resolution.  Abstentions are counted as represented and entitled to vote on the resolution and will have the effect of a vote “against” the resolution.  Broker non-votes are not considered entitled to vote on the resolution and are not counted in determining the number of shares necessary for approval of the resolution.

For	Against	Abstain	Broker Non-Votes
51,953,080.3121	23,513,203.6017	348,573.4409	7,853,992.0000

Proposal 4. Ratification of the Audit Committee’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2016.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for  fiscal 2016.  Abstentions will be counted as represented and entitled to vote on the proposal and will have the effect of a vote “against” the proposal.

For	Against	Abstain	Broker Non-Votes
83,152,162.8299	286,844.9936	229,841.5312	N/A

Item 7.01.    Regulation FD Disclosure.

On June 25, 2015, the Company issued a press release announcing the Company’s declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document Description

10.1	Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

99.1	Press release dated June 25, 2015, announcing the Company’s declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

June 26, 2015	/s/ Michael A. Carter
Michael A. Carter
Senior Vice President, Compliance and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Pier 1 Imports, Inc. 2015 Stock Incentive Plan.

99.1	Press release dated June 25, 2015, announcing the Company’s declaration of a quarterly cash dividend.